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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: April 4, 1997


                         CHASE CREDIT CARD MASTER TRUST
           (formerly known as "Chemical Master Credit Card Trust I") (Series 1995-1, 1995-2, 1995-3, 1996-1, 1996-2 and 1996-3)
           ----------------------------------------------------------
                             (Issuer of Securities)


          THE CHASE MANHATTAN BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)




     New York                  33-94190                  13-4994650
  ---------------            -------------             ---------------
  (State or other            (Commission               (IRS Employer
  jurisdiction of            File Number)              Identification No.)


               270 Park Avenue, New York               10017
        ----------------------------------------     ----------
        (Address of principal executive offices)     (Zip Code)


    Registrant's telephone number, including area code:  (212)  270-6000


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Item 5.  Other Events.
         -------------

     On or about January 15, 1997, Monthly Interest as defined in the Pooling and Servicing Agreement dated as of October 19, 1995 (the "Agreement") between The Chase Manhattan Bank (formerly known as 'Chemical Bank') and The Bank of New York, as Trustee (the "Trustee"), was distributed to holders ("Certificateholders") of participations in the Chase Credit Card Master
Trust ("CHAMT") (formerly known as "Chemical Master Credit Card Trust I") for Series 1995-1, 1995-2, 1995-3, 1996-1, 1996-2 and 1996-3 in accordance with the
Agreement. A copy of the applicable Monthly Report for the month ended December 31, 1996, as defined in the Agreement, has been furnished to each Certificateholder in accordance with the Agreement. Copies of those Monthly Reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

     On or about February 18, 1997, Monthly Interest was distributed to Certificateholders of participations in the CHAMT for Series 1995-1, 1995-2, 1995-3, 1996-1, 1996-2 and 1996-3 in accordance with the Agreement. A copy of the applicable Monthly Report for the month ended January 31, 1997 has been furnished to each Certificateholder in accordance with the Agreement. Copies of those Monthly Reports are being filed as Exhibit 20.2 to this Current Report on Form 8-K.

     Portfolio yield for the CHAMT for the January 1997 reporting period reflects lower finance charge collections and interchange as a percentage of the outstanding portfolio balance relative to December 1996. As compared to the December monthly period, the reduction in yield is accentuated by (a) the fact that the December yield is relatively high as a result of a seasonal increase in interchange in December; (b) the previously reported inclusion in December of one day of collections which was not posted in the November monthly period; and (c) relatively strong portfolio growth in December resulting in a relatively high month-end portfolio balance against which finance charge collections are measured. Excess spread for all outstanding series of CHAMT remains positive in January 1997.

     On or about March 17, 1997, Monthly Interest was distributed to Certificateholders of participations in the CHAMT for Series 1995-1, 1995-2, 1995-3, 1996-1, 1996-2 and 1996-3 in accordance with the Agreement.
A copy of the applicable Monthly Report for the month ended February 28, 1997 has been furnished to each Certificateholder in accordance with the Agreement. Copies of those Monthly Reports are being filed as Exhibit 20.3 to this Current Report on Form 8-K.

     The following table outlines the number of collection days expected to fall in each only reporting period of the CHAMT for 1997. Portfolio yield for CHAMT may vary from month to month due to, among other factors, the number of collection days included in the monthly reporting period.

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Chase Credit Card
Actual Collection Day Counts

Nov. 1996       23
Dec. 1996       26
Jan. 1997       25

1997 - Expected Collection Day Counts

Feb. 1997       23
Mar. 1997       26
Apr. 1997       26
May 1997        25
June 1997       26
July 1997       26
Aug. 1997       26
Sep. 1997       25
Oct. 1997       26
Nov. 1997       23
Dec. 1997       26

Item 7(c).  Exhibits
            --------

            Exhibit No.           Description
            -----------            -----------

              20.1 Monthly Reports with respect to the January 15, 1997 distribution

              20.2 Monthly Reports with respect to the February 18, 1997 distribution

              20.3                 Monthly Reports with respect to the
                                   March 17, 1997 distribution

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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 THE CHASE MANHATTAN BANK
                                                 As Servicer


                                                 By: /s/Frank A. DeGenova
                                                    ---------------------
                                                 Name:  Frank A. DeGenova
                                                 Title: Vice President

Dated:  April 4, 1997


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                               INDEX TO EXHIBITS
                               -----------------


           Exhibit Nos.                 Description
           -----------                  -----------

              20.1 Monthly Reports with respect to the January 15, 1997 distribution

              20.2 Monthly Reports with respect to the February 18, 1997 distribution

              20.3                 Monthly Reports with respect to the
                                   March 17, 1997 distribution